Summary Prospectus and
Prospectus Supplement

June 6, 2024

Morgan Stanley ETF Trust

Supplement dated June 6, 2024 to the Morgan Stanley ETF Trust Summary Prospectus and Prospectus dated January 28, 2024, as amended

Parametric Hedged Equity ETF
(the "Fund")

Thomas C. Seto will be retiring from Parametric Portfolio Associates LLC, the Fund's sub-adviser, and will no longer serve as a portfolio manager of the Fund after December 31, 2024. In addition, effective July 1, 2024 (the "Effective Date"), Jennifer Mihara will begin serving as a portfolio manager of the Fund. James Reber, Alex Zweber, Michael Zaslavsky and Larry Berman will continue to serve as portfolio managers of the Fund.

Accordingly, on the Effective Date, the Summary Prospectus and Prospectus will be amended as follows:

The section of Summary Prospectus titled "Fund Management—Portfolio Managers" and Prospectus titled "Fund Summary—Fund Management—Portfolio Managers" are hereby deleted in their entirety and replaced with the following:

Portfolio Managers. Information about the individuals jointly and primarily responsible for the day-to-day management of the Fund is shown below:

Name	Title with Adviser or Sub-Adviser	Date Began Managing Fund
Thomas C. Seto[1]	Head of Investment Management of the Sub-Adviser	Since Inception
James Reber	Managing Director of the Sub-Adviser	Since Inception
Alex Zweber, CFA, CAIA	Managing Director of the Sub-Adviser	Since Inception
Michael Zaslavsky, CFA, CAIA	Senior Investment Strategist of the Sub-Adviser	Since Inception
Larry Berman	Managing Director of the Sub-Adviser	Since Inception
Jennifer Mihara	Managing Director of the Sub-Adviser	July 2024

1  Thomas C. Seto will be retiring and will no longer serve as a portfolio manager of the Fund after December 31, 2024.

In addition, the section of the Prospectus titled "Fund Management—Portfolio Management" is hereby deleted in its entirety and replaced with the following:

The Fund is managed by a team of portfolio managers who are jointly and primarily responsible for the day-to-day management of the Fund.

The portfolio managers who are primarily responsible for the day-to-day management of the Fund are Thomas Seto; James Reber; Alex Zweber, CFA, CAIA; Michael Zaslavsky, CFA, CAIA; Larry Berman; and Jennifer Mihara. Mr. Seto, Head of Investment Management, has been with the Sub-Adviser since 1998 and was previously Director of Portfolio Management. Mr. Seto also manages Eaton Vance funds. Mr. Seto will be retiring and will no longer serve as a portfolio manager of the Fund after December 31, 2024. Mr. Reber, Managing Director, Portfolio Management, has been with the Sub-Adviser since 2004. Mr. Zweber, Managing Director of Investment Strategy, joined The Clifton Group in 2006, which was acquired by the Sub-Adviser in 2012. Mr. Zaslavsky, Senior Investment Strategist, joined the Sub-Adviser in 2015. Mr. Berman, Managing Director, Investment Management, joined the Sub-Adviser in 2006. Ms. Mihara, Managing Director, Centralized Portfolio Management, joined the Sub-Adviser in 2005.

The Fund's SAI provides additional information about the portfolio managers' compensation structure, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the Fund.

Please retain this supplement for future reference.

  MSPARAEPETFSUMPROPSPT 6/24